                           SECTION 906 CERTIFICATION

               Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Select Dimensions Investment Series

     In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended June 30, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: August 19, 2003                                 Ronald E. Robison
                                               Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Select Dimensions Investment Series and will be retained by Morgan Stanley Select Dimensions Investment Series and furnished to the Securities and Exchange Commission or its staff upon request.

                           SECTION 906 CERTIFICATION

               Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Select Dimensions Investment Series

     In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended June 30, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: August 19, 2003                                 Francis Smith
                                               Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Select Dimensions Investment Series and will be retained by Morgan Stanley Select Dimensions Investment Series and furnished to the Securities and Exchange Commission or its staff upon request.

                                       8